UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Markel Corporation (the Company) on May 1, 2013 to include pro forma financial information required by Part (b) of Item 9.01 relating to the Company's May 1, 2013 acquisition of 100% of the issued and outstanding common stock of Alterra Capital Holdings Limited (Alterra), pursuant to the Agreement and Plan of Merger between Alterra, the Company and Commonwealth Merger Subsidiary Limited, a direct wholly owned subsidiary of the Company, dated December 18, 2012.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro forma financial information.
By amendment to the Current Report on Form 8-K filed by the Company on May 1, 2013, the Company's preliminary unaudited pro forma consolidated balance sheet as of March 31, 2013 and the Company's preliminary unaudited pro forma consolidated statements of income for the three months ended March 31, 2013 and the year ended December 31, 2012, and the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Preliminary Unaudited Pro Forma Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

July 9, 2013	By:	/s/ Anne G. Waleski
	Name:	Anne G. Waleski
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Preliminary Unaudited Pro Forma Consolidated Financial Information